Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors November 2024

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sa le of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encou rag e investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corpo rat ion Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation (“TMCC”). • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solici tat ion of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, sh all form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation. • Investors and prospective investors in securities of TMCC are required to make their own independent investigation and apprai sal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to s eek its own independent financial advice. • This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the E uro pean Economic Area who are “qualified investors” within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are “qualified investors” within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended (“EUWA”) who are ( i ) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial S erv ices and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), or (ii) high net worth entities and other persons to whom it may lawfully be communicate d, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as “Relevant Persons”); and in all cases are c apa ble of being categorized as ( i ) in the European Economic Area, an eligible counterparty or a professional client, each as defined in Directive 2014/65/EU (as amended) or (ii) in the United Kingdom, an eligible counterparty (as defined in the FC A H andbook Conduct of Business Sourcebook) or a professional client (as defined in Regulation (EU) No 600/2014 as it forms part of United Kingdom domestic law by virtue of the EUWA) (such persons in ( i ) and (ii) being referred to as “Eligible Persons”). • This presentation must not be acted or relied on by persons who are not both Relevant Persons and Eligible Persons. Any inves tme nt or investment activity to which this presentation relates is available only to persons who are both Relevant Persons and Eligible Persons and will be engaged in only with persons who are both Relevant Persons and Eligible Persons. • This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australi a L imited and Toyota Motor Credit Corporation dated, 13 September 2024, as supplemented from time to time (together, the “Prospectus”) together with the applicable final terms which are or will be, as applicable, available on the w ebs ite of the London Stock Exchange plc at https://www.londonstockexchange.com/news?tab=news - explorer. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks an d r ewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland and the United Kingdom’s Financial Conduct Authori ty should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Programme. • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other is sues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the informati on we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 50 overseas manufacturing organizations in 26 countries and regions besides Japan AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TOYOTA FINANCIAL SERVICES 5 TMC Financial Highlights ¥ in billions TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended Mar ch 2021 (1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in ea ch case those relating to financial services (2) Capital Expenditures do not include vehicles in operating lease or right of use assets (3) R&D activity related expenditures incurred during the reporting period Source: TMC Q2 FY2023 Financial Summary; TMC Q2 FY2024 Financial Summary, TMC Q2 FY2025 Financial Summary

TOYOTA FINANCIAL SERVICES 6 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Motor North America, Inc. $20B+ Announced new investments into U.S. manufacturing operations since 2021 to support electrification efforts 34M+ Vehicles assembled in US since 1986 with over 60 years of US presence $47.9B+ Direct investment in the U.S. as of September 30, 2024 30 BEV models expected globally by 2030 #1 Toyota was the number one retail brand for the 12 th consecutive year 41% TMNA sales CYTD 2024 were electrified vehicles (1) Source : Toyota Motor North America, Inc. Reports (1) Electrified vehicles include hybrid, plug - in hybrid, battery electric, and fuel cell.

TOYOTA FINANCIAL SERVICES 8 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2024 Interbrand Best Global Brands Toyota named world’s No. 1 most valuable automotive brand and No. 6 most valuable overall sectors 2024 Fortune Toyota has been again named by Fortune as one of the “World’s Most Admired Companies” and was named the No. 1 Motor Vehicle company for the fourth consecutive year in its annual ranking. 2024 Kelley Blue Book Best Buy Awards Best New Model – Prius Best Minivan – Sienna Best Mid Sized Truck - Tacoma 2024 MY NHTSA 5 - Star Overall Rating 25 Toyota models 14 Lexus models (includes multiple trims) 2024 IIHS Top Safety Pick Awards 10 qualifying Toyota models 5 qualifying Lexus models 2024 J.D. Power and Associates Vehicle Dependability Survey Lexus and Toyota ranked 1 st and 2 nd in overall dependability, while TMC received 9 model - level awards, the most of any parent corporation 2024 Kelley Blue Book Best Resale Value Awards Toyota and Lexus 2024 Kelley Blue Book Best Resale Value - Brand Toyota - seventh time in eight years with five category wins Lexus - earning this award for the ninth time 2024 U.S. News Best Cars for the Money Camry Hybrid, RAV4 Hybrid, and RAV4 Prime are all finalists in their categories. 2023 Kelley Blue Book Lowest 5 - Year Cost to Own Brand Toyota and Lexus 2024 U.S. News Best Cars for Families Highlander Hybrid winner for best hybrid SUV; Camry Hybrid winner for best hybrid car; Camry winner for best midsize car; RAV4 finalist for best compact SUV 2024 IIHS Used Vehicle List Best Choices for Teens 8 Toyota vehicles 2 Lexus vehicles US News: The 19 Cars with the Best Gas Mileage in 2024 5 Toyota models 2 Lexus models

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus Vehicle Highlights Lexus RX (Hybrid/PHEV) Lexus TX (Hybrid/PHEV) Prius (Hybrid/PHEV) Tacoma (Hybrid) Land Cruiser (Hybrid) Lexus RZ (BEV) 4Runner (Hybrid) RAV4 (Hybrid/PHEV)

TOYOTA FINANCIAL SERVICES 10 Battery EV Development Global Battery EV vehicles sales by 2030 Total BEVs 3.5 million 30 models across Toyota and Lexus by 2030 with Lexus all - electric by 2035 Toyota’s investment in electrification 1 (R&D and CAPEX) 5 trillion yen (incl. 2 trillion yen for batteries) BEVs 4 trillion yen HEVs PHEVs FCEVs 9 trillion yen Total (1) Investment amount from 2022 to 2030 (9 years) Source : Company Reports.

TOYOTA FINANCIAL SERVICES 11 Toyota CASE Technologies TRI - P4 e - Palette Fuel Cell and Battery Electric Connected Autonomous Shared Electric

TOYOTA FINANCIAL SERVICES 12 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 13 TFS Group Global Presence

TOYOTA FINANCIAL SERVICES 14 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Nearly 5.0 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of September 30, 2024 . Source : Company Reports (2) S&P (Stable), Moody’s (Positive) and Fitch (Stable) (3) The Credit Support Agreements do not apply to securitization transactions

TOYOTA FINANCIAL SERVICES 15 ▪ Voluntary Protection Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease Source : TMCC September 30, 2024, 10 - Q . Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the fiscal six months ended September 30, 2024

TOYOTA FINANCIAL SERVICES 16 TMCC Earning Asset Composition $ in billions (P ercentages may not add to 100% due to rounding) TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2022 10 - K, March 31, 2023 10 - K, March 31, 2024 10 - K, and September 30, 2024 10 - Q

TOYOTA FINANCIAL SERVICES 17 TMCC Financial Performance $ in millions (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses). (3) Net Credit Losses : results are annualized and for Finance Receivables only Source: TMCC September 30, 2023 10 - Q, and September 30, 2024 10 - Q

TOYOTA FINANCIAL SERVICES 18 TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 19 Commercial Paper Highlights $15.0B | $4.6B Syndicated Other Backed by $19.6B of Committed Bank Credit (1) TCCI TFA TMCC TMFNL TCPR Five Distinct Programs A - 1+ | P - 1 | F1 S&P Moody’s Fitch Highest Short - Term Ratings DOCP <GO> Rates Posted Daily on Bloomberg 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions $17.6B Average Outstanding Balance TMCC and TCPR during 2QFY25 Source : TMCC September 30, 2024, 10 - Q and Company Reports (1) As of September 30, 2024

TOYOTA FINANCIAL SERVICES 20 TMCC FY2025 Funding Overview As of September 30, 2024 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding

TOYOTA FINANCIAL SERVICES 21 Diversification in Debt Offerings As of September 30, 2024 $ in millions (1) EMTN total outstanding balance includes the effect of cross - currency interest rate swaps and differs from amounts shown in T MCC’s financial statements.

TOYOTA FINANCIAL SERVICES 22 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes. FYTD25 as of September 30, 2024. (2) Does not include EMTN issuances (e.g., 7yr EMTN issued in FY2025). Percentages may not add to 100% due to rounding Source: Company Reports

TOYOTA FINANCIAL SERVICES 23 Retail Loan and Lease Origination and Portfolio Performance

TOYOTA FINANCIAL SERVICES 24 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 25 Managed Portfolio - Retail Loan Outstanding and Performance Source: Company Reports as of September 30, 2024

TOYOTA FINANCIAL SERVICES 26 Managed Portfolio - Retail Loan Cumulative Net Losses by Vintage Source : Company Reports as of September 30, 2024

TOYOTA FINANCIAL SERVICES 27 Managed Portfolio - Retail Loan Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of September 30, 2024. Includes retail loans for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 28 ABS – TAOT Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports

TOYOTA FINANCIAL SERVICES 29 ABS - TAOT Cumulative Net Loss Source : Company Reports as of October 2024 payment date

TOYOTA FINANCIAL SERVICES 30 ABS - TALNT Revolving Series Performance Source : Company Reports as of October 2024 payment date

TOYOTA FINANCIAL SERVICES 31 Source: Company Reports as of September 30, 2024 Managed Portfolio – Lease Outstanding and Performance

TOYOTA FINANCIAL SERVICES 32 Managed Portfolio – Lease Cumulative Net Losses by Vintage Source : Company Reports as of September 30, 2024

TOYOTA FINANCIAL SERVICES 33 Managed Portfolio - Lease Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of September 30, 2024. Includes leases for Toyota and Lexus brands only

TOYOTA FINANCIAL SERVICES 34 ABS - TLOT Characteristics *Percentages may not sum to 100% due to rounding Source: Company Reports as of September 30, 2024

TOYOTA FINANCIAL SERVICES 35 Source : Company Reports as of October 2024 payment date ABS - TLOT Performance

TOYOTA FINANCIAL SERVICES 36 Appendix

TOYOTA FINANCIAL SERVICES 37 TMCC Financial Performance (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allow anc e for credit losses) Source : TMCC September 30, 2024, 10 - Q Consolidated Income Statement (USD millions) 2023 2024 Total Financing Revenues 5,890 6,506 less: Interest Expense and Depreciation 4,244 5,076 add: Other Income 693 1,206 Net Financing Revenues and Other 2,339 2,636 Net Income 570 786 Credit Performance 2023 2024 Over 60 Days Delinquent (1) Retail 0.68% 0.78% Lease 0.44% 0.54% Allowance for Credit Losses (1) (2) 1.63% 1.58% 2023 2024 Net Credit Losses (1) 0.57% 0.69% Six Months Ended, Sep 30 September 30, Six Months Ended, Sep 30

TOYOTA FINANCIAL SERVICES 38 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds avail abl e to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyot a t o provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does n ot include asset - backed securities issued by TMCC’s securitization trusts.

TOYOTA FINANCIAL SERVICES 39 Managed Portfolio - Retail Loan Origination Profile (1) Percentages may not add to 100.0% due to rounding. Source: Company Reports as of September 30, 2024 Original Summary Characteristics by Vintage Origination Year: 2020 2021 2022 2023 2024 Number of Pool Assets 1,007,542 1,053,629 1,043,884 1,034,754 729,698 Original Pool Balance $30,738,117,735 $34,544,936,474 $36,849,953,504 $36,701,259,863 $26,702,013,747 Average Initial Loan Balance $30,508 $32,787 $35,301 $35,469 $36,593 Weighted Average Interest Rate 4.48% 4.91% 5.59% 7.71% 7.47% Weighted Average Original Term 70 Months 72 Months 70 Months 70 Months 69 Months Weighted Average FICO 730 726 732 742 749 Minimum FICO 376 395 397 392 415 Maximum FICO 896 897 898 899 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 CA - 22.0% CA - 23.2% CA - 23.0% CA - 21.1% CA - 19.8% State 2 TX - 15.0% TX - 15.6% TX - 16.2% TX - 15.3% TX - 17.2% State 3 VA - 4.6% NY - 4.2% NY - 4.4% NY - 4.6% NY - 4.2% State 4 NY - 4.1% VA - 4.1% MD - 3.8% VA - 3.7% IL - 3.6% State 5 PA - 4.0% MD - 3.9% PA - 3.7% MD - 3.5% VA - 3.6% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 24.6% 16.3% 5.9% 0.5% 2.0% 2.0% - 3.99% 23.1% 28.0% 32.8% 6.7% 5.1% 4.0% - 5.99% 27.2% 29.7% 27.4% 32.2% 38.9% 6.0% - 7.99% 12.6% 13.2% 15.9% 19.9% 16.4% 8.0% - 9.99% 5.1% 5.4% 9.6% 22.5% 18.1% 10.0% - 11.99% 2.6% 2.4% 3.8% 10.5% 10.8% 12.0% - 13.99% 1.6% 1.6% 1.6% 3.9% 4.6% 14.0% - 15.99% 1.2% 1.2% 0.9% 1.4% 1.7% 16.0% and greater 2.0% 2.1% 2.0% 2.3% 2.5% Total 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage of Non-Toyota/Non-Lexus 5.9% 8.2% 7.3% 4.8% 2.6% Percentage of 75+ Month Term 28.0% 29.1% 19.1% 22.4% 17.5% Percentage of Used Vehicles 31.6% 36.5% 34.3% 31.0% 26.1% Percentage of New Vehicles 68.4% 63.5% 65.7% 69.0% 73.9%

TOYOTA FINANCIAL SERVICES 40 Managed Portfolio – Retail Loan Performance (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. Excludes private label. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made. Source: Company Reports 2024 2023 2024 2023 2022 2021 2020 Outstanding Contracts (2) 3,520,808 3,458,166 3,514,336 3,382,927 3,267,466 3,237,181 3,142,143 Number of Accounts Past Due in the following categories 30 - 59 days 67,901 61,854 62,787 50,632 40,744 27,476 40,205 60 - 89 days 21,483 17,945 18,023 15,348 10,731 7,223 11,604 Over 89 days 19,034 15,418 16,806 14,344 10,389 8,500 12,219 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.93% 1.79% 1.79% 1.50% 1.25% 0.85% 1.28% 60 - 89 days 0.61% 0.52% 0.51% 0.45% 0.33% 0.22% 0.37% Over 89 days 0.54% 0.45% 0.48% 0.42% 0.32% 0.26% 0.39% TMCC Retail Loan Delinquency Experience (1) At March 31, At September 30,

TOYOTA FINANCIAL SERVICES 41 Managed Portfolio – Retail Loan Performance (1) The net loss and repossession data reported in this table includes all retail installments sales contracts purchased by T MCC , excluding those purchased by a subsidiary of TMCC in Puerto Rico. Includes contracts that have been sold but are still bei ng serviced by TMCC. Excludes private label. (2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuaria l c ontracts. Actuarial contracts do not comprise any of the Receivables. (3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods. (4) Includes bankrupt repossessions but excludes bankruptcies. (5) Amount charged off is the principal balance, including earned but not yet received finance charges, repossession expenses an d unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge - offs . (6) Includes all recoveries from post - disposition monies received on previously charged - off contracts including any proceeds fro m the liquidation of the related vehicle after the related charge - off. Also includes recoveries for dealer reserve charge - offs and dealer reserve chargebacks. (7) Annualized Source : Company Reports 2024 2023 2024 2023 2022 2021 2020 Principal Balance Outstanding (2) $78,312,114 $76,302,528 $78,003,407 $72,573,179 $67,146,402 $62,833,053 $56,265,888 Average Principal Balance Outstanding (3) $78,157,761 $74,437,854 $75,288,293 $69,859,790 $64,989,727 $59,549,471 $54,751,134 Number of Contracts Outstanding 3,520,808 3,458,166 3,514,336 3,382,927 3,267,466 3,237,181 3,142,143 Average Number of Contracts Outstanding (3) 3,517,572 3,420,547 3,448,632 3,325,197 3,252,324 3,189,662 3,119,804 Number of Repossessions (4) 29,744 24,081 52,499 35,962 28,180 28,423 34,899 Number of Repossessions as a Percent of the Number of Contracts Outstanding 1.69% (7) 1.39% (7) 1.49% 1.06% 0.86% 0.88% 1.11% Number of Repossessions as a Percent of the Average Number of Contracts Outstanding 1.69% (7) 1.41% (7) 1.52% 1.08% 0.87% 0.89% 1.12% Gross Charge-Offs (5) $400,086 $296,056 $710,294 $495,938 $222,023 $278,833 $352,213 Recoveries (6) $58,771 $49,007 $96,200 $58,752 $54,989 $47,917 $49,191 Net Losses $341,315 $247,049 $614,094 $437,186 $167,034 $230,916 $303,022 Net Losses as a Percentage of Principal Balance Outstanding 0.87% (7) 0.65% (7) 0.79% 0.60% 0.25% 0.37% 0.54% Net Losses as a Percentage of Average Principal Balance Outstanding 0.87% (7) 0.66% (7) 0.82% 0.63% 0.26% 0.39% 0.55% TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1) For the Six Months Ended September 30, For the Fiscal Years Ended March 31,

TOYOTA FINANCIAL SERVICES 42 Source : Company Reports ABS – TAOT Collateral History Original Summary Characteristics by Prior Securitization: TAOT 2021-D TAOT 2022-A TAOT 2022-B TAOT 2022-C TAOT 2022-D TAOT 2023-A TAOT 2023-B TAOT 2023-C TAOT 2023-D TAOT 2024-A TAOT 2024-B TAOT 2024-C TAOT 2024-D Number of Pool Assets 75,426 77,985 77,626 65,964 68,972 69,360 67,500 65,736 65,406 71,726 70,254 68,850 69,385 Initial Pool Balance $1,667,553,462.91 $1,775,873,551.06 $1,836,639,189.92 $1,661,936,432.71 $1,807,594,097.92 $1,813,667,857.76 $1,795,999,450.37 $1,781,678,265.26 $1,774,239,151.48 $1,908,468,799.65 $1,876,256,589.10 $1,864,834,545.38 $1,841,920,697.79 Average Principal Balance $22,108.47 $22,771.99 $23,660.10 $25,194.60 $26,207.65 $26,148.61 $26,607.40 $27,103.54 $27,126.55 $26,607.77 $26,706.76 $27,085.47 $26,546.38 Weighted Average Interest Rate 3.15% 3.27% 3.27% 3.37% 3.44% 3.64% 4.05% 4.64% 5.10% 5.37% 5.70% 6.04% 5.96% Weighted Average Original Term 66 66 66 67 67 66 66 66 66 66 66 65 65 Weighted Average Remaining Term 54 55 55 56 57 56 55 55 55 55 55 54 53 Weighted Average FICO 765 765 766 765 765 766 765 766 767 767 768 769 770 Minimum FICO 620 620 620 620 620 620 620 620 620 620 620 620 620 Maximum FICO 900 900 900 900 900 900 900 900 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Initial principal balance: State 1 CA – 26.8% CA – 26.9% CA – 28.2% CA – 26.9% CA – 27.29% CA – 26.46% CA – 25.24% CA – 23.59% CA – 21.26% CA – 19.62% CA – 17.43% CA – 16.32% TX – 17.31% State 2 TX – 13.3% TX – 13.7% TX – 12.9% TX – 12.9% TX – 13.09% TX – 13.30% TX – 14.61% TX – 14.89% TX – 15.28% TX – 16.00% TX – 16.09% TX – 16.21% CA – 15.58% State 3 PA – 4.1% IL – 4.5% PA – 4.0% PA – 4.2% PA – 4.09% PA – 4.35% IL – 4.15% PA – 4.03% PA – 4.12% PA – 4.24% PA – 4.30% PA – 4.58% PA – 4.55% State 4 IL – 4.1% PA – 4.4% IL – 4.0% Il – 4.0% NJ – 3.86% Il – 4.00% PA – 4.12% IL – 3.91% IL – 4.05% IL – 4.03% IL – 4.05% IL – 4.04% IL – 4.37% State 5 NJ – 3.7% VA – 3.5% NJ – 3.7% NJ – 3.7% Il – 3.83% NJ – 3.81% MD – 3.62% NJ – 3.62% MD – 3.79% VA – 3.98% VA – 4.00% VA – 4.00% VA – 4.00% Distribution of Receivables by Contract Rate: (1) MD – 3.62% Less than 2.0% 40.45% 37.10% 32.70% 30.57% 22.28% 19.25% 18.44% 8.28% 5.80% 4.46% 3.10% 2.09% 2.99% 2.0% - 3.99% 30.30% 32.36% 38.79% 41.21% 50.81% 51.68% 46.97% 35.43% 28.07% 22.76% 17.46% 16.27% 14.64% 4.0% - 5.99% 19.84% 20.96% 19.78% 19.83% 18.88% 19.58% 21.51% 39.42% 44.55% 47.92% 49.23% 44.54% 48.37% 6.0% - 7.99% 5.75% 5.92% 5.34% 5.11% 4.91% 6.18% 8.40% 9.22% 12.20% 14.63% 18.01% 19.44% 18.57% 8.0% - 9.99% 2.00% 2.14% 2.03% 1.92% 1.88% 2.01% 2.96% 5.14% 6.13% 6.92% 8.87% 12.56% 10.96% 10.0% - 11.99% 0.98% 0.92% 0.78% 0.90% 0.74% 0.75% 1.02% 1.53% 2.10% 2.23% 2.27% 3.38% 2.88% 12.0% - 13.99% 0.47% 0.40% 0.39% 0.31% 0.36% 0.37% 0.40% 0.59% 0.68% 0.68% 0.67% 1.09% 1.02% 14.0% - 15.99% 0.18% 0.17% 0.15% 0.14% 0.11% 0.14% 0.20% 0.26% 0.27% 0.23% 0.23% 0.37% 0.36% 16.0% and greater 0.04% 0.02% 0.04% 0.03% 0.03% 0.04% 0.10% 0.14% 0.20% 0.18% 0.17% 0.26% 0.21% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 30.89% 32.03% 31.46% 26.58% 27.49% 28.21% 28.55% 27.88% 27.91% 27.96% 26.81% 24.25% 24.85% Light Duty Trucks 14.00% 13.77% 12.83% 12.12% 12.09% 13.51% 16.86% 18.50% 18.15% 17.84% 18.22% 18.61% 18.78% SUVs 7.08% 7.01% 7.06% 7.05% 6.72% 6.50% 6.09% 6.28% 6.13% 6.35% 6.93% 7.51% 6.88% CUVs (2) 48.02% 47.20% 48.65% 54.25% 53.70% 51.78% 48.50% 47.34% 47.82% 47.86% 48.04% 49.64% 49.49% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota and Scion 82.40% 82.76% 80.71% 80.18% 79.83% 80.01% 81.72% 82.91% 81.44% 81.45% 81.41% 79.01% 81.19% Lexus 17.60% 17.24% 19.29% 19.82% 20.17% 19.99% 18.28% 17.09% 18.56% 18.55% 18.59% 20.99% 18.81% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage with Original Scheduled Payments > 60 months 52.33% 54.48% 55.04% 65.07% 65.50% 63.10% 62.35% 63.31% 62.61% 62.19% 62.98% 60.99% 59.38% Percentage of Used Vehicles 27.45% 27.34% 23.26% 22.78% 21.56% 20.94% 18.72% 18.75% 17.38% 15.82% 13.38% 13.04% 9.97% (1) Percentages may not add to 100.00% due to rounding (2) Vehicles categorized in this table as “CUVs” are included in the category of “SUVs” prior to TAOT 2021-B, and vehicles categorized as “Minivans” in each securitization prior to TAOT 2021-B are categorized as “CUVs” in TAOT 2021-B.

TOYOTA FINANCIAL SERVICES 43 Managed Portfolio - Lease Origination Profile (1) Percentages may not add to 100.0% due to rounding. Source: Company Reports as of September 30, 2024 Original Summary Characteristics by Vintage Origination Year: 2020 2021 2022 2023 2024 Number of Pool Assets 385,379 383,011 184,817 215,589 223,372 Original Pool Balance $14,392,981,563 $14,903,774,629 $7,419,017,197 $9,461,838,737 $9,943,752,005 Average Initial Lease Balance $37,348 $38,912 $40,143 $43,888 $44,517 Weighted Average Original Term 37 37 37 37 36 Weighted Average FICO 743 748 744 749 756 Minimum FICO 394 369 426 417 396 Maximum FICO 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Net Capital Cost: State 1 CA - 21.4% CA - 22.0% CA - 20.2% CA - 23.1% CA - 26.7% State 2 NY - 11.0% NY - 11.5% NY - 11.% TX - 12.2% TX - 10.8% State 3 NJ - 6.8% NJ - 7.3% TX - 8.4% NY - 9.3% NY - 8.7% State 4 FL - 8.3% FL - 8.6% FL - 8.3% FL - 7.6% FL - 6.5% State 5 TX - 7.6% TX - 6.9% NJ - 7.6% NJ - 6.2% NJ - 5.7% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 26.0% 25.6% 23.8% 19.0% 19.4% Light Duty Trucks 11.7% 10.9% 15.2% 20.6% 19.8% SUVs 9.2% 8.1% 8.5% 10.8% 10.9% CUVs 53.1% 55.5% 52.6% 49.7% 49.9% Total 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota 55.8% 58.8% 62.5% 60.3% 61.5% Lexus 44.2% 41.2% 37.5% 39.7% 38.5% Total 100.00% 100.00% 100.00% 100.00% 100.00%

TOYOTA FINANCIAL SERVICES 44 Managed Portfolio – Lease Performance (1) Data presented in the table is based upon lease units for Toyota and Lexus vehicles. Excludes contracts purchased by a subsi dia ry of TMCC in Puerto Rico and the private label business. (2) Number of contracts outstanding at end of period. Excludes private label. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to b e p ast due if less than 90% of such payment is made. Source: Company Reports 2024 2023 2024 2023 2022 2021 2020 Outstanding Contracts (2) 642,770 735,993 672,664 813,606 1,057,438 1,248,019 1,362,691 Number of Accounts Past Due in the following categories 30 - 59 days 8,616 8,302 7,952 7,589 7,421 6,356 12,379 60 - 89 days 2,569 2,257 2,235 2,198 1,777 1,615 3,017 Over 89 days 1,819 1,573 1,708 1,691 1,287 1,100 1,724 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.34% 1.13% 1.18% 0.93% 0.70% 0.51% 0.91% 60 - 89 days 0.40% 0.31% 0.33% 0.27% 0.17% 0.13% 0.22% Over 89 days 0.28% 0.21% 0.25% 0.21% 0.12% 0.09% 0.13% TMCC Lease Delinquency Experience (1) At September 30, At March 31,

TOYOTA FINANCIAL SERVICES 45 Managed Portfolio – Lease Performance (1) Includes contracts that are sold but still serviced by TMCC, but excludes those contracts purchased by a subsidiary of TM CC in Puerto Rico and the private label business. (2) Outstanding balance is equal to the net book value of the related Lease. (3) Averages are computed by taking an average of the month end outstanding amounts for each period presented. (4) Includes bankrupt repossessions but excludes bankruptcies. (5) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, reposse ssi on expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer re ser ve charge - offs. (6) Includes all recoveries from post - disposition monies received on previously charged - off contracts including any proceeds fro m the liquidation of the related vehicle after the related charge - off. Also includes recoveries for dealer reserve charge - offs and dealer reserve chargebacks. (7) Amounts are annualized to reflect the average number of repo units sold and the average amount of lease contracts as a pe rce ntage of the total outstanding portfolio. (8) Represents total charge - offs less recoveries Source : Company Reports 2024 2023 2024 2023 2022 2021 2020 Lease Contracts Outstanding ($) (2) $23,168,144 $23,577,996 $22,714,668 $25,245,328 $32,383,470 $37,225,686 $39,532,930 Average Lease Contracts Outstanding ($) $22,990,586 $24,284,191 $23,690,962 $28,145,158 $35,446,715 $37,593,542 $40,586,875 Number of Lease Contracts Outstanding (Units) 642,770 735,993 672,664 813,606 1,057,438 1,248,110 1,362,756 Average Number of Lease Contracts Outstanding (Units) (3) 652,924 767,970 734,641 914,831 1,162,957 1,290,643 1,400,448 Number of Repossessions Sold (Units) (4) 1,815 1,481 3,148 2,377 2,656 4,454 8,052 Number of Repossessions Sold as a Percent of the Average Number of Lease Contracts Outstanding (7) 0.56% 0.39% 0.43% 0.26% 0.23% 0.35% 0.57% Charge-Offs ($) (5) $51,282 $25,990 $66,000 $42,578 $8,914 $74,646 $100,313 Charge-Offs (Units) 5,587 6,278 12,690 13,263 16,223 19,121 21,124 Recoveries ($) (6) $16,785 $12,922 $37,916 $22,415 $22,291 $27,503 $44,452 Net (Gains)/Losses ($) $34,497 $13,069 $28,085 $20,163 ($13,377) $47,143 $55,861 Net (Gains)/Losses as a Percentage of Average Dollar Amount of Lease Contracts Outstanding (7) 0.30% 0.11% 0.12% 0.07% -0.04% 0.13% 0.14% TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1) For the Six Months Ended For the Fiscal Years Ended September 30, March 31,

TOYOTA FINANCIAL SERVICES 46 TMCC Managed Lease Portfolio Residual Loss Experience - Aggregate Portfolio (1)(2) (1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust w ith FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel C el l Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are st ill being serviced by TMCC. (2) For purposes of this table, the “ALG Residual” for each leased vehicle is equal to the related residual value estimate pr odu ced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15 ,00 0 miles/year) or, if such estimate is unavailable, the related Contract Residual Value. (3) Excludes repossessions, charge - offs, and vehicles in inventory, but includes early terminations (4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 da ys prior to scheduled maturity. (5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections. (6) Adjusted MSRP includes value added vehicle adjustments. Source : Company Reports 2024 2023 2023 2022 2021 2020 2019 Total Number of Vehicles Scheduled to Terminate 275,407 260,165 344,031 435,424 456,075 447,288 512,295 Total ALG Residuals on Vehicles Scheduled to Terminate $5,960,347,640 $5,282,017,230 $7,214,594,225 $8,853,916,925 $8,708,633,563 $8,481,913,698 $9,454,199,686 Number of Vehicles Returned to TMCC (3) 6,692 5,672 7,469 9,881 48,893 173,672 272,630 Number of Vehicles Going to Full Term (4) 128,441 130,887 173,186 224,364 238,456 273,229 305,965 Vehicles Returned to TMCC Ratio 2.4% 2.2% 2.2% 2.3% 10.7% 38.8% 53.2% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $25,407,824 $18,769,723 $24,661,225 $32,107,018 $175,597,275 $290,069,952 $410,323,395 Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $3,797 $3,309 $3,302 $3,249 $3,591 $1,670 $1,505 Total ALG Residuals on Vehicles Returned to TMCC $151,448,538 $111,476,924 $153,669,771 $189,977,850 $997,449,401 $3,424,893,778 $5,077,031,398 Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC 16.8% 16.8% 16.1% 16.9% 17.6% 8.5% 8.1% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate 0.4% 0.4% 0.3% 0.4% 2.0% 3.4% 4.3% Average Contract Residual Value as a Percentage of Adjusted MSRP (6) 61.0% 57.7% 58.2% 57.5% 56.2% 58.5% 60.6% Average ALG Residual as a Percentage of Adjusted MSRP (6) 54.8% 51.4% 52.0% 51.6% 50.6% 51.2% 51.5% Percentage Difference 6.2% 6.4% 6.2% 5.8% 5.5% 7.3% 9.2% For the Calendar YTD For the Calendar Years Ended September 30, December 31,

TOYOTA FINANCIAL SERVICES 47 TMCC Managed Lease Portfolio Residual Loss Experience – By Make (1)(2) (1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust w ith FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel C el l Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are st ill being serviced by TMCC. (2) For purposes of this table, the “ALG Residual” for each leased vehicle is equal to the related residual value estimate pr odu ced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15 ,00 0 miles/year) or, if such estimate is unavailable, the related Contract Residual Value. (3) Excludes repossessions, charge - offs, and vehicles in inventory, but includes early terminations (4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 da ys prior to scheduled maturity. (5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections. (6) Adjusted MSRP includes value added vehicle adjustments. Source : Company Reports 2024 2023 2023 2022 2021 2020 2019 Total Number of Vehicles Scheduled to Terminate 188,057 157,587 202,404 276,073 314,482 304,998 350,306 Total ALG Residuals on Vehicles Scheduled to Terminate $3,810,922,505 $2,835,684,220 $3,771,257,270 $5,014,246,322 $5,308,078,891 $5,054,817,378 $5,549,702,819 Number of Vehicles Returned to TMCC (3) 4,751 3,822 4,872 7,131 24,598 95,702 157,314 Number of Vehicles Going to Full Term (4) 90,039 79,574 102,425 143,402 168,144 192,436 217,783 Vehicles Returned to TMCC Ratio 2.5% 2.4% 2.4% 2.6% 7.8% 31.4% 44.9% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $16,021,579 $11,805,690 $14,838,529 $20,863,304 $65,086,943 $120,706,219 $269,123,935 Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $3,372 $3,089 $3,046 $2,926 $2,646 $1,261 $1,711 Total ALG Residuals on Vehicles Returned to TMCC $102,515,292 $67,706,496 $90,560,281 $124,242,660 $417,997,138 $1,550,040,137 $2,320,543,781 Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC 15.6% 17.4% 16.4% 16.8% 15.6% 7.8% 11.6% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate 0.4% 0.4% 0.4% 0.4% 1.2% 2.4% 4.9% Average Contract Residual Value as a Percentage of Adjusted MSRP (6) 65.5% 62.8% 63.4% 61.8% 58.5% 60.2% 62.4% Average ALG Residual as a Percentage of Adjusted MSRP (6) 58.3% 55.4% 56.1% 55.6% 53.4% 53.8% 53.2% Percentage Difference 7.2% 7.4% 7.2% 6.2% 5.1% 6.5% 9.2% Toyota For the Calendar YTD For the Calendar Years Ended September 30, December 31,

TOYOTA FINANCIAL SERVICES 48 TMCC Managed Lease Portfolio Residual Loss Experience – By Make (1)(2) (1) The residual value loss data reported in this table includes all lease contracts purchased by TMCC or the Titling Trust w ith FICO® scores of at least 620 and original terms between 24 and 48 months, excluding full Battery Electric and Hydrogen Fuel C el l Vehicles. The residual value loss data reported in this table also includes lease contracts that have been sold but are st ill being serviced by TMCC. (2) For purposes of this table, the “ALG Residual” for each leased vehicle is equal to the related residual value estimate pr odu ced by Automotive Lease Guide at the time of origination of the related lease with average condition and standard mileage (15 ,00 0 miles/year) or, if such estimate is unavailable, the related Contract Residual Value. (3) Excludes repossessions, charge - offs, and vehicles in inventory, but includes early terminations (4) Includes all vehicles terminating at scheduled maturity, terminating past scheduled maturity and terminating within 30 da ys prior to scheduled maturity. (5) Residual gain/(loss) is net of remarketing expenses, and excess wear and tear and excess mileage collections. (6) Adjusted MSRP includes value added vehicle adjustments. Source : Company Reports 2024 2023 2023 2022 2021 2020 2019 Total Number of Vehicles Scheduled to Terminate 87,350 102,578 141,627 159,351 141,593 142,290 161,989 Total ALG Residuals on Vehicles Scheduled to Terminate $2,149,425,135 $2,446,333,010 $3,443,336,955 $3,839,670,603 $3,400,554,672 $3,427,096,320 $3,904,496,867 Number of Vehicles Returned to TMCC (3) 1,941 1,850 2,597 2,750 24,295 77,970 115,316 Number of Vehicles Going to Full Term (4) 38,402 51,313 70,761 80,962 70,312 80,793 88,182 Vehicles Returned to TMCC Ratio 2.2% 1.8% 1.8% 1.7% 17.2% 54.8% 71.2% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $9,386,245 $6,964,033 $9,822,696 $11,243,714 $110,510,332 $169,363,733 $141,199,460 Average Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC (5) $4,836 $3,764 $3,782 $4,089 $4,549 $2,172 $1,224 Total ALG Residuals on Vehicles Returned to TMCC $48,933,246 $43,770,428 $63,109,490 $65,735,190 $579,452,262 $1,874,853,641 $2,756,487,617 Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Returned Vehicles sold by TMCC 19.2% 15.9% 15.6% 17.1% 19.1% 9.0% 5.1% Total Gain/(Loss) on ALG Residuals on Vehicles Returned to TMCC as a Percentage of ALG Residuals of Vehicles Scheduled to Terminate 0.4% 0.3% 0.3% 0.3% 3.2% 4.9% 3.6% Average Contract Residual Value as a Percentage of Adjusted MSRP (6) 54.3% 52.7% 53.4% 52.7% 53.0% 56.2% 58.4% Average ALG Residual as a Percentage of Adjusted MSRP (6) 49.5% 47.4% 48.2% 47.3% 46.9% 47.9% 49.1% Percentage Difference 4.7% 5.3% 5.3% 5.4% 6.0% 8.3% 9.2% Lexus For the Calendar YTD For the Calendar Years Ended September 30, December 31,

TOYOTA FINANCIAL SERVICES 49 (1) Percentages may not add to 100.00% due to rounding Source : Company Reports ABS – TLOT Collateral History Original Summary Characteristics by Prior Securitization: TLOT 2021-A TLOT 2021-B TLOT 2022-A TLOT 2023-A TLOT 2023-B TLOT 2024-A TLOT 2024-B Number of Specified Leases 51,807 52,975 42,773 47,881 37,154 44,088 47,787 Aggregate Securitization Value $1,492,537,313.75 $1,552,238,806.88 $1,301,865,323.91 $1,432,914,189.44 $1,194,054,920.63 $1,432,844,945.60 $1,671,641,801.36 Total of Base Residual Values $1,006,870,109.91 $1,074,733,012.67 $893,980,936.98 $1,039,869,534.36 $853,944,137.03 $974,673,550.99 $1,128,283,868.71 Base Residual as a Percentage of Aggregate Securitization Value 67.5% 69.2% 68.7% 72.6% 71.5% 68.0% 67.5% Average Securitization Value $28,809.57 $29,301.35 $30,436.61 $29,926.57 $32,137.99 $32,499.66 $34,981.10 Average Base Residual Value $19,435.02 $20,287.55 $20,900.59 $21,717.79 $22,983.91 $22,107.46 $23,610.69 Original Number of Monthly Payments 38 38 38 37 38 37 37 Remaining Number of Monthly Payments 28 27 28 27 28 26 27 Weighted Average FICO 773 772 772 772 771 771 773 Minimum FICO 620 620 620 620 620 620 620 Maximum FICO 900 900 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate securitization value: State 1 CA – 19.3% CA – 19.8% CA – 20.0% CA – 19.4% CA – 18.8% CA – 18.6% CA – 19.9% State 2 NY – 11.7% NY – 11.9% NY – 11.3% NY – 13.6% NY – 11.8% TX – 13.4% TX – 13.6% State 3 FL – 8.8% FL – 9.1% FL – 10.6% TX – 9.0% TX – 10.5% NY – 11.3% NY – 10.6% State 4 NJ – 8.1% NJ – 7.9% TX – 7.8% FL – 8.3% FL – 9.9% FL – 7.5% FL – 8.6% State 5 TX – 7.9% TX – 7.4% NJ – 7.6% NJ – 8.1% NJ – 7.3% NJ – 7.1% NJ – 6.6% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 31.1% 29.5% 29.5% 25.4% 21.6% 26.5% 23.9% Light Duty Trucks 4.8% 6.3% 6.1% 10.2% 14.9% 11.5% 11.7% SUVs 8.5% 9.1% 7.5% 8.8% 8.3% 9.6% 12.7% CUVs 55.6% 55.0% 57.0% 55.6% 55.3% 52.3% 51.7% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota 49.6% 51.0% 47.9% 60.0% 55.4% 60.4% 55.8% Lexus 50.4% 49.0% 52.1% 40.0% 44.6% 39.6% 44.3% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00%